Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,414	11,111	2.7%	2.7	—

Europe	6,024	5,414	11.3	19.5	(8.2)
Western Hemisphere excluding U.S.	1,482	1,424	4.1	5.1	(1.0)
Asia-Pacific, Africa	4,506	4,372	3.1	6.6	(3.5)
International	12,012	11,210	7.2	12.6	(5.4)

Worldwide	$23,426	22,321	5.0%	7.7	(2.7)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health (1)
U.S.	$1,557	1,611	(3.4)%	(3.4)	—
International	2,029	2,030	0.0	4.1	(4.1)
	3,586	3,641	(1.5)	0.8	(2.3)

Pharmaceutical (1)
U.S.	6,632	6,446	2.9	2.9	—
International	6,237	5,655	10.3	16.7	(6.4)
	12,869	12,101	6.3	9.3	(3.0)

MedTech (2)
U.S.	3,225	3,054	5.6	5.6	—
International	3,746	3,525	6.3	11.1	(4.8)
	6,971	6,579	5.9	8.5	(2.6)

U.S.	11,414	11,111	2.7	2.7	—
International	12,012	11,210	7.2	12.6	(5.4)
Worldwide	$23,426	22,321	5.0%	7.7	(2.7)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes in their respective regions.
(2) Previously referred to as Medical Devices.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$23,426	100.0	$22,321	100.0	5.0
Cost of products sold	7,598	32.4	7,063	31.7	7.6
Gross Profit	15,828	67.6	15,258	68.3	3.7
Selling, marketing and administrative expenses	5,938	25.4	5,432	24.3	9.3
Research and development expense	3,462	14.8	3,178	14.2	8.9
In-process research and development	610	2.6	—	—
Interest (income) expense, net	(12)	(0.1)	48	0.2
Other (income) expense, net	(102)	(0.4)	(882)	(3.9)
Restructuring	70	0.3	53	0.2
Earnings before provision for taxes on income	5,862	25.0	7,429	33.3	(21.1)
Provision for taxes on income	713	3.0	1,232	5.5	(42.1)
Net earnings	$5,149	22.0	$6,197	27.8	(16.9)

Net earnings per share (Diluted)	$1.93		$2.32		(16.8)

Average shares outstanding (Diluted)	2,666.5		2,672.7

Effective tax rate	12.2%		16.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,218	35.1	$8,291	37.1	(0.9)
Net earnings	$7,129	30.4	$6,924	31.0	3.0
Net earnings per share (Diluted)	$2.67		$2.59		3.1
Effective tax rate	13.3%		16.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		First Quarter
	(Dollars in Millions Except Per Share Data)	2022	2021
	Net Earnings, after tax- as reported	$5,149	$6,197

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,108	1,215
	IPR&D	610	-
	Restructuring related	72	104
	Acquisition, integration and divestiture related ¹	-	(538)
	(Gains)/losses on securities	411	35
	Medical Device Regulation [2]	60	46
	Consumer Health separation costs	102	-
	Other	(7)	-

	Tax Adjustments
	Tax impact on special item adjustments [3]	(393)	(113)
	Consumer Health separation tax related costs	96	-
	Tax legislation and other tax related	(79)	(22)
	Adjusted Net Earnings, after tax	$7,129	$6,924
	Average shares outstanding (Diluted)	2,666.5	2,672.7
	Adjusted net earnings per share (Diluted)	$2.67	$2.59
	Operational adjusted net earnings per share (Diluted)	$2.75

	Notes:
[1]	Acquisition, integration and divestiture related for the first quarter of 2021 primarily includes the gain on the divestiture of 2 Pharmaceutical brands outside of the U.S.
[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed by the end of 2023.
[3]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FIRST QUARTER 2022 ACTUAL vs. 2021 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	(1.5)%	6.3%	5.9%	5.0%
U.S.	(3.4)%	2.9%	5.6%	2.7%
International	0.0%	10.3%	6.3%	7.2%

WW Currency	(2.3)	(3.0)	(2.6)	(2.7)
U.S.	—	—	—	—
International	(4.1)	(6.4)	(4.8)	(5.4)

WW Operational	0.8%	9.3%	8.5%	7.7%
U.S.	(3.4)%	2.9%	5.6%	2.7%
International	4.1%	16.7%	11.1%	12.6%

Skin Health / Beauty
Dr. Ci Labo - Sedona	0.6			0.1
U.S.	0.0			0.0
International	1.1			0.2

All Other Acquisitions and Divestitures	0.2	0.0	0.1	0.1
U.S.	0.2	0.0	0.1	0.1
International	0.1	0.0	0.1	0.1

WW Adjusted Operational	1.6%	9.3%	8.6%	7.9%
U.S.	(3.2)%	2.9%	5.7%	2.8%
International	5.3%	16.7%	11.2%	12.9%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC (5)
US	$670	599	11.8%	11.8%	—%
Intl	791	673	17.5	21.7	(4.2)
WW	1,461	1,273	14.8	17.1	(2.3)

SKIN HEALTH / BEAUTY
US	544	634	(14.2)	(14.2)	—
Intl	468	529	(11.6)	(7.1)	(4.5)
WW	1,012	1,163	(13.0)	(11.0)	(2.0)

ORAL CARE
US	143	163	(12.6)	(12.6)	—
Intl	223	254	(12.0)	(8.6)	(3.4)
WW	366	417	(12.2)	(10.2)	(2.0)

BABY CARE
US	85	96	(11.5)	(11.5)	—
Intl	270	293	(7.7)	(4.8)	(2.9)
WW	355	389	(8.6)	(6.4)	(2.2)

WOMEN'S HEALTH
US	3	3	7.2	7.2	—
Intl	224	219	2.5	8.3	(5.8)
WW	228	222	2.6	8.3	(5.7)

WOUND CARE / OTHER
US	112	115	(3.3)	(3.3)	—
Intl	52	61	(15.3)	(14.5)	(0.8)
WW	164	177	(7.4)	(7.2)	(0.2)

TOTAL CONSUMER HEALTH
US	1,557	1,611	(3.4)	(3.4)	—
Intl	2,029	2,030	0.0	4.1	(4.1)
WW	$3,586	3,641	(1.5)%	0.8%	(2.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,501	2,413	3.7%	3.7%	—%
Intl	1,617	1,501	7.7	13.7	(6.0)
WW	4,119	3,914	5.2	7.5	(2.3)
REMICADE
US	358	489	(26.8)	(26.8)	—
US Exports (4)	80	57	40.5	40.5	—
Intl	225	232	(2.6)	(1.0)	(1.6)
WW	663	777	(14.7)	(14.2)	(0.5)
SIMPONI / SIMPONI ARIA
US	287	255	12.5	12.5	—
Intl	283	307	(7.6)	(1.9)	(5.7)
WW	571	562	1.5	4.7	(3.2)
STELARA
US	1,379	1,331	3.6	3.6	—
Intl	909	817	11.2	17.8	(6.6)
WW	2,288	2,148	6.5	9.0	(2.5)
TREMFYA
US	391	274	42.7	42.7	—
Intl	199	143	38.8	47.9	(9.1)
WW	590	418	41.3	44.5	(3.2)
OTHER IMMUNOLOGY
US	6	7	(3.2)	(3.2)	—
Intl	0	2	*	*	*
WW	6	8	(22.0)	(22.0)	0.0

INFECTIOUS DISEASES (5)
US	461	512	(10.0)	(10.0)	—
Intl	836	485	72.3	78.6	(6.3)
WW	1,297	998	30.0	33.1	(3.1)
COVID-19 VACCINE
US	75	100	(24.9)	(24.9)	—
Intl	382	0	*	*	*
WW	457	100	*	*	*
EDURANT / rilpivirine
US	9	10	(12.6)	(12.6)	—
Intl	239	233	2.5	10.5	(8.0)
WW	248	243	1.8	9.6	(7.8)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	369	380	(3.1)	(3.1)	—
Intl	132	166	(20.3)	(15.9)	(4.4)
WW	501	546	(8.3)	(6.9)	(1.4)
OTHER INFECTIOUS DISEASES
US	8	21	(62.5)	(62.5)	—
Intl	83	87	(3.8)	1.6	(5.4)
WW	91	108	(15.3)	(11.0)	(4.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE (5)
US	$843	771	9.3%	9.3%	—%
Intl	898	943	(4.8)	1.5	(6.3)
WW	1,741	1,715	1.5	5.0	(3.5)
CONCERTA / methylphenidate
US	35	47	(26.5)	(26.5)	—
Intl	122	123	(1.3)	3.5	(4.8)
WW	157	171	(8.3)	(4.8)	(3.5)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	661	589	12.2	12.2	—
Intl	387	376	3.0	9.9	(6.9)
WW	1,048	965	8.6	11.3	(2.7)
RISPERDAL CONSTA
US	63	67	(6.4)	(6.4)	—
Intl	66	89	(26.1)	(19.6)	(6.5)
WW	129	157	(17.6)	(13.9)	(3.7)
OTHER NEUROSCIENCE
US	84	67	25.5	25.5	—
Intl	323	355	(8.9)	(2.8)	(6.1)
WW	408	422	(3.5)	1.7	(5.2)

ONCOLOGY
US	1,582	1,377	14.9	14.9	—
Intl	2,369	2,193	8.0	15.0	(7.0)
WW	3,950	3,570	10.6	14.9	(4.3)
DARZALEX
US	953	691	37.9	37.9	—
Intl	903	674	34.0	42.7	(8.7)
WW	1,856	1,365	36.0	40.3	(4.3)
ERLEADA
US	206	171	20.3	20.3	—
Intl	194	90	*	*	*
WW	400	261	53.0	57.5	(4.5)
IMBRUVICA
US	370	444	(16.7)	(16.7)	—
Intl	668	680	(1.8)	4.5	(6.3)
WW	1,038	1,125	(7.7)	(3.9)	(3.8)
ZYTIGA / abiraterone acetate
US	19	50	(62.1)	(62.1)	—
Intl	520	588	(11.6)	(5.7)	(5.9)
WW	539	638	(15.6)	(10.1)	(5.5)
OTHER ONCOLOGY
US	34	21	63.1	63.1	—
Intl	84	161	(47.7)	(44.6)	(3.1)
WW	118	182	(35.1)	(32.3)	(2.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$572	573	(0.2)%	(0.2)%	—%
Intl	279	288	(2.9)	4.0	(6.9)
WW	852	861	(1.1)	1.2	(2.3)
OPSUMIT
US	273	272	0.5	0.5	—
Intl	170	179	(4.8)	2.0	(6.8)
WW	443	450	(1.6)	1.1	(2.7)
UPTRAVI
US	269	259	3.9	3.9	—
Intl	56	46	20.9	28.8	(7.9)
WW	325	305	6.5	7.7	(1.2)
OTHER PULMONARY HYPERTENSION
US	30	42	(29.0)	(29.0)	—
Intl	53	63	(15.2)	(8.4)	(6.8)
WW	83	105	(20.8)	(16.8)	(4.0)

CARDIOVASCULAR / METABOLISM / OTHER (5)
US	672	799	(15.8)	(15.8)	—
Intl	238	245	(3.0)	0.9	(3.9)
WW	910	1,044	(12.8)	(11.9)	(0.9)
XARELTO
US	508	589	(13.8)	(13.8)	—
Intl	—	—	—	—	—
WW	508	589	(13.8)	(13.8)	—
INVOKANA / INVOKAMET
US	60	87	(30.7)	(30.7)	—
Intl	68	63	7.5	11.1	(3.6)
WW	128	150	(14.6)	(13.1)	(1.5)
OTHER
US	104	122	(14.9)	(14.9)	—
Intl	170	182	(6.6)	(2.6)	(4.0)
WW	274	305	(10.0)	(7.5)	(2.5)

TOTAL PHARMACEUTICAL
US	6,632	6,446	2.9	2.9	—
Intl	6,237	5,655	10.3	16.7	(6.4)
WW	$12,869	12,101	6.3%	9.3%	(3.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (6)

INTERVENTIONAL SOLUTIONS
US	$494	434	13.8%	13.8%	—%
Intl	597	514	16.2	20.4	(4.2)
WW	1,092	949	15.1	17.4	(2.3)

ORTHOPAEDICS
US	1,289	1,249	3.2	3.2	—
Intl	899	864	4.1	9.1	(5.0)
WW	2,188	2,113	3.5	5.6	(2.1)

HIPS
US	225	209	7.3	7.3	—
Intl	164	146	12.2	17.0	(4.8)
WW	389	356	9.3	11.3	(2.0)

KNEES
US	201	185	8.6	8.6	—
Intl	138	132	4.1	9.1	(5.0)
WW	339	317	6.7	8.8	(2.1)

TRAUMA
US	475	450	5.5	5.5	—
Intl	273	282	(3.3)	2.2	(5.5)
WW	748	733	2.1	4.2	(2.1)

SPINE, SPORTS & OTHER
US	387	404	(4.1)	(4.1)	—
Intl	324	303	7.0	11.7	(4.7)
WW	712	707	0.6	2.7	(2.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (6) (Continued)

SURGERY
US	$921	898	2.5	2.5	—%
Intl	1,513	1,474	2.7	6.6	(3.9)
WW	2,434	2,372	2.6	5.0	(2.4)

ADVANCED
US	417	405	3.0	3.0	—
Intl	729	713	2.2	5.4	(3.2)
WW	1,146	1,118	2.5	4.5	(2.0)

GENERAL
US	504	493	2.1	2.1	—
Intl	784	761	3.1	7.7	(4.6)
WW	1,288	1,254	2.7	5.5	(2.8)

VISION
US	521	472	10.4	10.4	—
Intl	736	673	9.4	16.4	(7.0)
WW	1,257	1,145	9.8	13.9	(4.1)

CONTACT LENSES / OTHER
US	400	371	7.7	7.7	—
Intl	511	486	5.1	12.9	(7.8)
WW	910	857	6.2	10.6	(4.4)
SURGICAL
US	121	101	20.2	20.2	—
Intl	226	187	20.5	25.7	(5.2)
WW	347	288	20.4	23.8	(3.4)

TOTAL MEDTECH
US	3,225	3,054	5.6	5.6	—
Intl	3,746	3,525	6.3	11.1	(4.8)
WW	$6,971	6,579	5.9%	8.5%	(2.6)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales
(5) Refer to supplemental sales information schedule
(6) Previously referred to as Medical Devices

Johnson & Johnson
Supplemental Sales Information
(Dollars in Millions)
Certain prior year amounts have been reclassified to
conform to current year product disclosures

	2020	2021				2021
	Full Year	Q1	Q2	Q3	Q4	Full Year
CONSUMER HEALTH SEGMENT (1)

OTC (2)
US	$2,460	599	675	686	633	2,594
Intl	2,761	673	752	798	811	3,034
WW	5,221	1,273	1,426	1,484	1,444	5,627

PHARMACEUTICAL SEGMENT (1)

INFECTIOUS DISEASES (2)
OTHER INFECTIOUS DISEASES
US	104	21	16	18	11	66
Intl	292	87	71	82	57	297
WW	396	108	88	99	68	363

NEUROSCIENCE (2)
OTHER NEUROSCIENCE
US	298	67	91	81	99	338
Intl	1,312	355	373	298	342	1,368
WW	1,610	422	464	379	441	1,706

CARDIOVASCULAR / METABOLISM / OTHER (2) (3)
OTHER
US	600	122	116	98	110	446
Intl	794	182	178	173	140	673
WW	$1,394	305	293	271	250	1,119

Note: Columns and rows within tables may not add due to rounding.

(1) Unaudited
(2) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes in their respective regions
(3) Other is inclusive of PROCRIT / EPREX, which was previously disclosed separately